BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED BALANCE SHEETS (Unaudited)

	At June 30,
(Dollars in thousands, except par and stated value)	2018	2017
ASSETS
Cash and due from banks	$622,750	$628,172
Federal funds sold	100	15,369
Total cash and cash equivalents	622,850	643,541
Securities:
Trading	—	8,327
Available for sale	180,305	264,470
Stock of the Federal Home Loan Bank, at cost	17,250	63,207
Loans held for sale, carried at fair value	35,077	18,738
Loans held for sale, carried at lower of cost or fair value	2,686	6,669
Loans and leases—net of allowance for loan and lease losses of $49,151 as of June 2018 and $40,832 as of June 2017	8,432,289	7,374,493
Accrued interest receivable	26,729	20,781
Furniture, equipment and software—net	21,454	16,659
Deferred income tax	17,957	34,341
Cash surrender value of life insurance	6,358	6,174
Mortgage servicing rights, carried at fair value	10,752	7,200
Other real estate owned and repossessed vehicles	9,591	1,413
Goodwill and other intangible assets—net	67,788	—
Other assets	88,418	35,667
TOTAL ASSETS	$9,539,504	$8,501,680

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$1,015,355	$848,544
Interest bearing	6,969,995	6,050,963
Total deposits	7,985,350	6,899,507
Securities sold under agreements to repurchase	—	20,000
Advances from the Federal Home Loan Bank	457,000	640,000
Subordinated notes and debentures and other	54,552	54,463
Accrued interest payable	1,753	1,284
Accounts payable and accrued liabilities and other liabilities	80,336	52,179
Total liabilities	8,578,991	7,667,433
COMMITMENTS AND CONTINGENCIES (Note 14)
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.01 par value; 1,000,000 shares authorized;
Series A—$10,000 stated value and liquidation preference per share; 515 shares issued and outstanding as of June 2018 and June 2017	5,063	5,063
Common stock—$0.01 par value; 150,000,000 shares authorized, 65,796,060 shares issued and 62,688,064 shares outstanding as of June 2018, 65,115,932 shares issued and 63,536,244 shares outstanding as of June 2017	658	651
Additional paid-in capital	366,515	346,117
Accumulated other comprehensive income (loss)—net of tax	(613)	487
Retained earnings	671,348	519,246
Treasury stock, at cost; 3,107,996 shares as of June 2018 and 1,579,688 shares as of June 2017	(82,458)	(37,317)
Total stockholders’ equity	960,513	834,247
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$9,539,504	$8,501,680

BOFI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Quarters Ended June 30,
(Dollars in thousands, except earnings per share)	2018	2017
INTEREST AND DIVIDEND INCOME:
Loans and leases, including fees	$111,481	$93,000
Investments	7,417	5,543
Total interest and dividend income	118,898	98,543
INTEREST EXPENSE:
Deposits	22,689	14,817
Advances from the Federal Home Loan Bank	8,243	3,994
Other borrowings	918	1,205
Total interest expense	31,850	20,016
Net interest income	87,048	78,527
Provision for loan and lease losses	3,900	200
Net interest income, after provision for loan and lease losses	83,148	78,327
NON-INTEREST INCOME:

Realized gain (loss) on sale of securities	—	996
Other-than-temporary loss on securities:
Total impairment losses	—	(1,957)
Loss (gain) recognized in other comprehensive income	—	1,831
Net impairment loss recognized in earnings	—	(126)
Fair value gain (loss) on trading securities	—	(94)
Total unrealized loss on securities	—	(220)
Prepayment penalty fee income	754	958
Gain on sale - other	2,846	419
Mortgage banking income	1,903	2,884
Banking service fees and other income	11,474	8,496
Total non-interest income	16,977	13,533
NON-INTEREST EXPENSE:
Salaries and related costs	28,665	21,211
Data processing and internet	5,209	3,913
Advertising and promotional	4,408	2,697
Depreciation and amortization	2,855	1,778
Occupancy and equipment	1,602	1,513
Professional services	1,326	1,517
FDIC and regulatory fees	1,522	940
Real estate owned and repossessed vehicles	309	(5)
Other general and administrative	3,777	2,416
Total non-interest expense	49,673	35,980
INCOME BEFORE INCOME TAXES	50,452	55,880
INCOME TAXES	13,335	23,332
NET INCOME	$37,117	$32,548
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$37,040	$32,471
COMPREHENSIVE INCOME	$37,645	$34,198
Basic earnings per share	$0.58	$0.50
Diluted earnings per share	$0.58	$0.50

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per share)	2018	2017	2016
INTEREST AND DIVIDEND INCOME:
Loans and leases, including fees	$446,991	$358,849	$291,058
Investments	28,083	28,437	26,649
Total interest and dividend income	475,074	387,286	317,707
INTEREST EXPENSE:
Deposits	79,851	56,494	42,667
Advances from the Federal Home Loan Bank	22,848	12,403	11,175
Other borrowings	3,881	5,162	2,854
Total interest expense	106,580	74,059	56,696
Net interest income	368,494	313,227	261,011
Provision for loan and lease losses	25,800	11,061	9,700
Net interest income, after provision for loan and lease losses	342,694	302,166	251,311
NON-INTEREST INCOME:

Realized gain on sale of securities	(18)	3,920	1,427
Other-than-temporary loss on securities:
Total impairment losses	(6,271)	(10,937)	(3,472)
Loss (gain) recognized in other comprehensive income	6,115	8,973	2,907
Net impairment loss recognized in earnings	(156)	(1,964)	(565)
Fair value gain (loss) on trading securities	—	743	(248)
Total unrealized loss on securities	(156)	(1,221)	(813)
Prepayment penalty fee income	3,862	4,574	2,914
Gain on sale - other	5,734	4,487	15,540
Mortgage banking income	13,755	14,284	11,076
Banking service fees and other income	47,764	42,088	36,196
Total non-interest income	70,941	68,132	66,340
NON-INTEREST EXPENSE:
Salaries and related costs	100,975	81,821	66,667
Data processing and internet	17,400	13,323	10,348
Advertising and promotional	15,500	9,367	6,867
Depreciation and amortization	8,574	6,094	4,795
Occupancy and equipment	6,063	5,612	4,326
Professional services	5,280	4,980	4,700
FDIC and regulatory fees	4,860	4,330	4,632
Real estate owned and repossessed vehicles	260	498	(46)
Other general and administrative	15,024	11,580	10,467
Total non-interest expense	173,936	137,605	112,756
INCOME BEFORE INCOME TAXES	239,699	232,693	204,895
INCOME TAXES	87,288	97,953	85,604
NET INCOME	$152,411	$134,740	$119,291
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$152,102	$134,431	$118,982
COMPREHENSIVE INCOME	$151,311	$142,531	$121,386
Basic earnings per share	$2.36	$2.07	$1.85
Diluted earnings per share	$2.36	$2.07	$1.85

BOFI HOLDING, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2018	2017	2016
NET INCOME	$152,411	$134,740	$119,291
Net unrealized gain (loss) from available-for-sale securities, net of tax expense (benefit) of $(2,449), $3,363, and $(68) for the years ended June 30, 2018, 2017 and 2016, respectively.	(5,493)	5,218	(94)
Other-than-temporary impairment on securities recognized in other comprehensive income, net of tax expense (benefit) of $1,918, $3,195 and $2,177 for the years ended June 30, 2018, 2017 and 2016, respectively.	4,197	4,957	3,018
Reclassification of net (gain) loss from available-for-sale securities included in income, net of tax expense (benefit) of $(104), $1,536 and $598 for the years ended June 30, 2018, 2017 and 2016, respectively.	196	(2,384)	(829)
Other comprehensive income (loss)	$(1,100)	$7,791	$2,095
Comprehensive income	$151,311	$142,531	$121,386

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (Unaudited)

	Preferred Stock		Common Stock				Additional Paid-in Capital[1]	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Treasury Stock	Total
			Number of Shares
(Dollars in thousands)	Shares	Amount	Issued[1]	Treasury	Outstanding[1]	Amount[1]
Balance as of June 30, 2015	515	$5,063	63,145,364	(1,070,360)	62,075,004	$631	$296,042	$265,833	$(9,399)	$(24,644)	$533,526
Net income	—	—	—	—	—	—	—	119,291	—	—	119,291
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	2,095	—	2,095
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Issuance of common stock	—	—	723,808	—	723,808	7	21,113	—	—	—	21,120
Stock-based compensation expense	—	—	25,394	—	25,394	1	11,325	—	—	—	11,326
Restricted stock unit vesting and tax benefits	—	—	536,528	(223,742)	312,786	5	1,520	—	—	(6,141)	(4,616)
Stock option exercises and tax benefits	—	—	82,400	—	82,400	1	1,156	—	—	—	1,157
Balance as of June 30, 2016	515	$5,063	64,513,494	(1,294,102)	63,219,392	$645	$331,156	$384,815	$(7,304)	$(30,785)	$683,590
Net income	—	—	—	—	—	—	—	134,740	—	—	134,740
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	7,791	—	7,791
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Stock-based compensation expense	—	—	31,674	—	31,674	—	14,535	—	—	—	14,535
Restricted stock unit vesting and tax benefits	—	—	570,764	(285,586)	285,178	6	426	—	—	(6,532)	(6,100)
Balance as of June 30, 2017	515	$5,063	65,115,932	(1,579,688)	63,536,244	$651	$346,117	$519,246	$487	$(37,317)	$834,247
Net income	—	—	—	—	—	—	—	152,411	—	—	152,411
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	(1,100)	—	(1,100)
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Repurchase of treasury stock	—	—	—	(1,233,491)	(1,233,491)	—	—	—	—	(35,183)	(35,183)
Stock-based compensation expense	—	—	50,373	—	50,373	1	20,398	—	—	—	20,399
Restricted stock unit vesting and tax benefits	—	—	629,755	(294,817)	334,938	6	—	—	—	(9,958)	(9,952)
Balance as of June 30, 2018	515	$5,063	65,796,060	(3,107,996)	62,688,064	$658	$366,515	$671,348	$(613)	$(82,458)	$960,513
1- Common stock amounts have been retroactively restated for the fiscal year ended June 30, 2015 presented to reflect the four-for-one forward split of the Company’s common stock effected in the form of a stock dividend that was distributed on November 17, 2015. The par value of common stock remains unchanged at $0.01 per share after the aforementioned forward stock split. As a result, the stated capital attributable to common stock increased proportionately and the additional paid-in capital decreased by the amount by which the stated capital increased.

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2018	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$152,411	$134,740	$119,291
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Accretion of discounts on securities	(624)	(2,766)	(5,276)
Net accretion of discounts on loans and leases	(29,381)	(4,859)	959
Amortization of borrowing costs	208	208	—
Stock-based compensation expense	20,399	14,535	11,326
Valuation of financial instruments carried at fair value	—	(743)	248
Net gain on sale of investment securities	18	(3,920)	(1,427)
Impairment charge on securities	156	1,964	565
Provision for loan and lease losses	25,800	11,061	9,700
Deferred income taxes	17,034	(2,220)	(6,647)
Origination of loans held for sale	(1,564,165)	(1,375,443)	(1,363,025)
Unrealized (gain) loss on loans held for sale	(253)	222	(97)
Gain on sales of loans held for sale	(19,489)	(18,771)	(26,616)
Proceeds from sale of loans held for sale[1]	1,579,040	1,420,031	1,441,107
Change in fair value of mortgage servicing rights	83	(31)	889
(Gain) loss on sale of other real estate and foreclosed assets	(258)	(42)	(145)
Depreciation and amortization	8,574	6,094	4,795
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	(6,082)	4,511	(6,070)
Other assets	(56,090)	45,762	(54,712)
Accrued interest payable	469	(383)	401
Accounts payable and accrued liabilities	27,649	466	9,513
Net cash provided by (used) in operating activities	$155,499	$230,416	$134,779
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(100,503)	(249,909)	(161,395)
Proceeds from sales of securities	52,714	161,048	14,969
Proceeds from repayment of securities	139,338	307,456	80,009
Purchase of stock of the Federal Home Loan Bank	(33,966)	(66,294)	(136,952)
Proceeds from redemption of stock of Federal Home Loan Bank	79,923	60,210	146,099
Origination of loans and leases held for investment	(5,895,902)	(4,068,990)	(3,582,766)
Proceeds from sale of loans held for investment[1]	33,134	—	82,006
Origination of mortgage warehouse loans, net	(26,899)	(113,711)	(51,145)
Proceeds from sales of other real estate owned and repossessed assets	1,832	367	1,478
Cash paid for acquisition	(70,002)	—	—
Purchases of loans and leases, net of discounts and premiums	—	(269,886)	(140,493)
Principal repayments on loans and leases	4,818,558	3,427,818	2,253,017
Purchases of furniture, equipment and software	(11,817)	(8,758)	(10,239)
Net cash used in investing activities	$(1,013,590)	$(820,649)	$(1,505,412)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	$1,085,843	$855,456	$1,592,134
Proceeds from the Federal Home Loan Bank advances	—	—	850,000
Repayment of the Federal Home Loan Bank advances	(30,000)	(95,000)	(911,000)
Net (repayment) proceeds of Federal Home Loan Bank other advances	(153,000)	8,000	35,000
Repayments of other borrowings and securities sold under agreements to repurchase	(20,000)	(15,000)	—
Tax payments related to settlement of restricted stock units	(9,958)	(6,532)	(6,141)
Repurchase of treasury stock	(35,183)	—	—
Proceeds from exercise of common stock options	—	—	151
Proceeds from issuance of common stock	—	—	21,120
Tax benefit from exercise of common stock options and vesting of restricted stock grants	7	432	2,531
Cash dividends paid on preferred stock	(309)	(309)	(309)
Proceeds from issuance of subordinated notes	—	—	51,000
Net cash provided by financing activities	$837,400	$747,047	$1,634,486
NET CHANGE IN CASH AND CASH EQUIVALENTS	(20,691)	156,814	263,853
CASH AND CASH EQUIVALENTS—Beginning of year	643,541	486,727	222,874
CASH AND CASH EQUIVALENTS—End of year	$622,850	$643,541	$486,727
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$106,122	$74,442	$56,296
Income taxes paid	$79,621	$102,482	$89,184
Transfers to other real estate and repossessed vehicles	$10,113	$1,982	$571
Transfers from loans and leases held for investment to loans held for sale	$31,207	$2,935	$79,706
Transfers from loans held for sale to loans and leases held for investment	$3,969	$2,790	$25,141
Securities transferred from held-to-maturity to available for sale portfolio	$—	$194,153	$—
1 For the year ended June 30, 2016, the above statement includes an immaterial correction for the reclassification of proceeds from the sale of loans, which were transferred from loans held-for-investment. This reclassification did not result in any adjustment to the change in cash and cash equivalents.

LOANS AND LEASES
The following table sets forth the composition of the loan and lease portfolio as of the dates indicated:

(Unaudited) (Dollars in thousands)	June 30, 2018	June 30, 2017
Single family real estate secured:
Mortgage	$4,198,941	$3,901,754
Home equity	2,306	2,092
Warehouse and other[1]	412,085	452,390
Multifamily real estate secured	1,800,919	1,619,404
Commercial real estate secured	220,379	162,715
Auto and RV secured	213,522	154,246
Factoring	169,885	160,674
Commercial & Industrial	1,481,051	992,232
Other	18,598	3,754
Total gross loans and leases	8,517,686	7,449,261
Allowance for loan and lease losses	(49,151)	(40,832)
Unaccreted discounts and loan and lease fees	(36,246)	(33,936)
Total net loans and leases	$8,432,289	$7,374,493
1. The balance of single family warehouse loans was $175,508 at June 30, 2018 and $187,034 at June 30, 2017. The remainder of the balance was attributable to commercial specialty and lender finance loans secured by single family real estate.

SECURITIES
The amortized cost, carrying amount and fair value for the major categories of trading and available for sale securities at June 30, 2018 and June 30, 2017 were:

	June 30, 2018
	Trading	Available for sale
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$13,102	$152	$(328)	$12,926
Non-agency[2]	—	19,384	116	(2,057)	17,443
Total mortgage-backed securities	—	32,486	268	(2,385)	30,369
Other debt securities:
Municipal	—	20,953	2	(743)	20,212
Non-agency	—	127,558	2,267	(101)	129,724
Total other debt securities	—	148,511	2,269	(844)	149,936
Total debt securities	$—	$180,997	$2,537	$(3,229)	$180,305

	June 30, 2017
	Trading	Available for sale
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$27,379	$286	$(459)	$27,206
Non-agency[2]	—	65,401	7,406	(1,304)	71,503
Total mortgage-backed securities	—	92,780	7,692	(1,763)	98,709
Other debt securities:
Municipal	—	27,568	19	(424)	27,163
Non-agency	8,327	137,172	1,517	(91)	138,598
Total other debt securities	8,327	164,740	1,536	(515)	165,761
Total debt securities	$8,327	$257,520	$9,228	$(2,278)	$264,470
1 U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.
2 Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages. Primarily super senior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets forth the composition of the deposit portfolio as of the dates indicated:

(Unaudited)	June 30, 2018		June 30, 2017
(Dollars in thousands)	Amount	Rate[1]	Amount	Rate[1]
Non-interest bearing	$1,015,355	—%	$848,544	—%
Interest bearing:
Demand	2,519,845	1.60%	2,593,491	0.89%
Savings	2,482,430	1.31%	2,651,176	0.81%
Total interest-bearing demand and savings	5,002,275	1.46%	5,244,667	0.85%
Time deposits:
$250 and under[2]	1,837,274	2.34%	774,627	2.54%
Greater than $250	130,446	2.05%	31,669	0.39%
Total time deposits	1,967,720	2.32%	806,296	2.46%
Total interest bearing[2]	6,969,995	1.70%	6,050,963	1.06%
Total deposits	$7,985,350	1.48%	$6,899,507	0.93%
1. Based on weighted-average stated interest rates at end of period.
2. The total interest-bearing includes brokered deposits of $2,055.9 million and $1,104.3 million as of June 30, 2018 and June 30, 2017, respectively, of which $1,692.8 million and $611.0 million, respectively, are time deposits classified as $250 and under.

The number of deposit accounts at the end of each of the last five fiscal years is set forth below:

	At June 30,
	2018	2017	2016	2015	2014
Non-Interest bearing, prepaid and other	3,535,904	3,113,128	1,816,266	553,245	182,011
Checking and savings accounts	270,082	274,962	292,012	31,461	24,098
Time deposits	2,309	2,748	4,807	5,515	7,571
Total number of deposit accounts	3,808,295	3,390,838	2,113,085	590,221	213,680

The net increase of 422,776 of non-interest bearing, prepaid and other accounts for the fiscal year ended June 30, 2018 was primarily the result of increased prepaid and other accounts within two omnibus accounts. Our non-interest bearing, prepaid and other accounts contain two omnibus accounts that when condensed for regulatory reporting purposes result in 7,368 accounts as of June 30, 2018.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the three months ended June 30,
	2018			2017
(Unaudited) (Dollars in thousands)	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]
Assets:
Loans and leases[3,4]	$8,278,746	$111,481	5.39%	$7,176,254	$93,000	5.18%
Interest-earning deposits in other financial institutions	860,052	3,788	1.76%	763,013	1,970	1.03%
Mortgage-backed and other investment securities	180,843	2,681	5.93%	273,570	2,800	4.09%
Stock of Federal Home Loan Bank	54,176	948	7.00%	59,575	773	5.19%
Total interest-earning assets	9,373,817	118,898	5.07%	8,272,412	98,543	4.76%
Non-interest-earning assets	145,478			108,984
Total assets	$9,519,295			$8,381,396
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$4,406,649	$14,867	1.35%	$4,605,501	$9,992	0.87%
Time deposits	1,220,332	7,822	2.56%	799,483	4,826	2.41%
Securities sold under agreements to repurchase	—	—	—%	27,253	298	4.37%
Advances from the FHLB	1,676,439	8,243	1.97%	1,133,809	3,994	1.41%
Subordinated notes and debentures and other	54,571	918	6.73%	54,470	905	6.65%
Total interest-bearing liabilities	7,357,991	31,850	1.73%	6,620,516	20,015	1.21%
Non-interest-bearing demand deposits	1,138,226			878,685
Other non-interest-bearing liabilities	72,693			59,674
Stockholders’ equity	950,385			822,521
Total liabilities and stockholders’ equity	$9,519,295			$8,381,396
Net interest income		$87,048			$78,528
Interest rate spread[5]			3.34%			3.55%
Net interest margin[6]			3.71%			3.80%
1 Annualized.
2 Average balances are obtained from daily data.
3 Loans include loans held for sale, loan premiums and unearned fees.
4 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $29.1 million and $30.0 million as of June 30, 2018 and 2017 three-month periods respectively, of Community Reinvestment Act loans which are taxed at a reduced rate.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following tables set forth, for the periods indicated, information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2018			2017			2016
(Unaudited)(Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans and leases[2,3]	$7,893,072	$446,991	5.66%	$6,819,102	$358,849	5.26%	$5,680,003	$291,058	5.12%
Interest-earning deposits in other financial institutions	807,348	12,450	1.54%	658,580	5,204	0.79%	498,483	2,070	0.42%
Mortgage-backed and other investment securities	209,434	11,335	5.41%	393,334	16,889	4.29%	442,070	18,910	4.28%
Stock of Federal Home Loan Bank	61,222	4,298	7.02%	55,577	6,344	11.41%	62,255	5,669	9.11%
Total interest-earning assets	8,971,076	475,074	5.30%	7,926,593	387,286	4.89%	6,682,811	317,707	4.75%
Non-interest-earning assets	100,380			116,545			140,066
Total assets	$9,071,456			$8,043,138			$6,822,877
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$4,706,238	$54,013	1.15%	$4,619,769	$34,556	0.75%	$3,649,423	$24,611	0.67%
Time deposits	990,635	25,838	2.61%	941,919	21,938	2.33%	852,590	18,056	2.12%
Securities sold under agreements to repurchase	5,575	229	4.11%	33,068	1,465	4.43%	35,000	1,555	4.44%
Advances from the FHLB	1,296,120	22,848	1.76%	798,982	12,403	1.55%	855,029	11,175	1.31%
Subordinated notes and debentures and other	54,522	3,652	6.70%	55,873	3,697	6.62%	22,025	1,299	5.90%
Total interest-bearing liabilities	7,053,090	106,580	1.51%	6,449,611	74,059	1.15%	5,414,067	56,696	1.05%
Non-interest-bearing demand deposits	1,052,944			774,411			739,764
Other non-interest-bearing liabilities	68,361			58,040			51,672
Stockholders’ equity	897,061			761,076			617,374
Total liabilities and stockholders’ equity	$9,071,456			$8,043,138			$6,822,877
Net interest income		$368,494			$313,227			$261,011
Interest rate spread[4]			3.79%			3.74%			3.70%
Net interest margin[5]			4.11%			3.95%			3.91%
1 Average balances are obtained from daily data.
2 Loans include loans held for sale, loan premiums and unearned fees.
3 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also includes $29.3 million, $30.3 million and $31.0 million as of June 30, 2018, 2017 and 2016, respectively, of Community Reinvestment Act loans which are taxed at a reduced rate.
4 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
5 Net interest margin represents net interest income as a percentage of average interest-earning assets.